UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 22, 2011
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                 (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01                      Other Events.

On September 22, 2011, WSFS Financial Corporation (“WSFS”) announced that it had withdrawn its application for participation in the U.S. Department of the Treasury's (the “Treasury”) Small Business Lending Fund (“SBLF”), a program that is part of the Small Business Jobs Act of 2010.  WSFS received late notice of Treasury's recommendation that the application would not be approved.  Because the Treasury does not permit an appeal of the decision and the program ends on September 27, 2011, with the knowledge that nearly 60% of applicants were denied funding, WSFS has withdrawn its application.

WSFS is disappointed with the Treasury's decision and believes it is an excellent candidate to effectively carry out the program's intent of encouraging community banks to make small business loans.  WSFS has already achieved greater than 10% growth in small business lending, exceeding the highest tier under the Treasury program.  While WSFS had applied for SBLF funding to further support its small business lending, WSFS’ capital greatly exceeds all regulatory requirements and it is well positioned to continue to provide loans to local businesses.

In view of WSFS’ strong capital levels, solid balance sheet and favorable earnings trends, WSFS  believes it has ample capital to both support growth opportunities and repay the Treasury’s investment in WSFS under the Capital Purchase Program (“CPP”) of the Troubled Assets Relief Program in the ordinary course of business.

This report may contain forward-looking statements with respect to WSFS which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements, which are based on various assumptions (some of which may be beyond WSFS’ control) are subject to risks and uncertainties and other factors which could cause actual results to differ materially from those currently anticipated.  Such risks and uncertainties include, but are not limited to, those related to the economic environment, particularly in the market areas in which WSFS operates; the volatility of the financial and securities markets, including changes with respect to the market value of its financial assets; changes in government regulation affecting financial institutions and potential expenses associated therewith; changes resulting from the WSFS’ participation in the CPP including additional conditions that may be imposed in the future on participating companies; and the costs associated with resolving any problem loans; and other risks and uncertainties, discussed in documents filed by WSFS with the Securities and Exchange Commission from time to time. WSFS does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of WSFS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: September 22, 2011	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer